Exhibit 99.2

DTE Energy®

1Q 2011

Supplemental Financial Information

DTE Energy Company
Consolidated Statements of Financial Position (Unaudited)

	March 31	December 31
(in Millions)	2011	2010
ASSETS
Current Assets
Cash and cash equivalents	$197	$65
Restricted cash	67	120
Accounts receivable (less allowance for doubtful accounts of $178 and $196, respectively)
Customer	1,401	1,393
Other	112	402
Inventories
Fuel and gas	328	460
Materials and supplies	208	202
Deferred income taxes	132	139
Derivative assets	122	131
Other	233	255

	2,800	3,167

Investments
Nuclear decommissioning trust funds	961	939
Other	521	518

	1,482	1,457

Property
Property, plant and equipment	21,729	21,574
Less accumulated depreciation, depletion and amortization	(8,676)	(8,582)

	13,053	12,992

Other Assets
Goodwill	2,020	2,020
Regulatory assets	3,980	4,058
Securitized regulatory assets	692	729
Intangible assets	69	67
Notes receivable	130	123
Derivative assets	59	77
Other	204	206

	7,154	7,280

Total Assets	$24,489	$24,896

DTE Energy Company
Consolidated Statements of Financial Position (unaudited)

	March 31	December 31
(in Millions, except shares)	2011	2010
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$631	$729
Accrued interest	134	111
Dividends payable	95	95
Short-term borrowings	—	150
Current portion long-term debt, including capital leases	899	925
Derivative liabilities	127	142
Gas inventory equalization	204	—
Other	465	597

	2,555	2,749

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	6,129	6,114
Securitization bonds	559	643
Trust preferred-linked securities	289	289
Capital lease obligations	38	43

	7,015	7,089

Other Liabilities
Deferred income taxes	2,631	2,632
Regulatory liabilities	1,382	1,328
Asset retirement obligations	1,535	1,498
Unamortized investment tax credit	73	75
Derivative liabilities	90	110
Liabilities from transportation and storage contracts	79	83
Accrued pension liability	673	866
Accrued postretirement liability	1,222	1,275
Nuclear decommissioning	151	149
Other	246	275

	8,082	8,291

Commitments and Contingencies

Equity
Common stock, without par value, 400,000,000 shares authorized, 169,346,329 and 169,428,406 shares issued and outstanding, respectively	3,428	3,440
Retained earnings	3,513	3,431
Accumulated other comprehensive loss	(148)	(149)

Total DTE Energy Company Equity	6,793	6,722
Noncontrolling interests	44	45

Total Equity	6,837	6,767

Total Liabilities and Equity	$24,489	$24,896

DTE Energy Company
Consolidated Statements of Cash Flows (Unaudited)

	Three Months Ended
	March 31
(in Millions)	2011	2010
Operating Activities
Net income	$178	$230
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	245	251
Deferred income taxes	48	36
Asset (gains), losses and reserves, net	11	1
Changes in assets and liabilities, exclusive of changes shown separately	240	299

Net cash from operating activities	722	817

Investing Activities
Plant and equipment expenditures — utility	(253)	(209)
Plant and equipment expenditures — non-utility	(17)	(30)
Proceeds from sale of assets, net	4	13
Restricted cash for debt redemption	53	49
Proceeds from sale of nuclear decommissioning trust fund assets	20	59
Investment in nuclear decommissioning trust funds	(28)	(68)
Consolidation of VIEs	—	19
Other	(23)	(4)

Net cash used for investing activities	(244)	(171)

Financing Activities
Redemption of long-term debt	(94)	(90)
Short-term borrowings, net	(150)	(327)
Issuance of common stock	—	9
Repurchase of common stock	(9)	—
Dividends on common stock	(95)	(88)
Other	2	(9)

Net cash used for financing activities	(346)	(505)

Net Increase in Cash and Cash Equivalents	132	141
Cash and Cash Equivalents at Beginning of Period	65	52

Cash and Cash Equivalents at End of Period	$197	$193

The Detroit Edison Company
Consolidated Statements of Operations (Unaudited)

	Three Months Ended
	March 31
(in Millions)	2011	2010
Operating Revenues	$1,192	$1,146

Operating Expenses
Fuel and purchased power	378	343
Operation and maintenance	329	309
Depreciation and amortization	202	204
Taxes other than income	59	65
Asset (gains) and losses, net	19	(1)

	987	920

Operating Income	205	226

Other (Income) and Deductions
Interest expense	71	81
Other income	(10)	(8)
Other expenses	6	6

	67	79

Income Before Income Taxes	138	147

Income Tax Provision	53	56

Net Income	$85	$91

MICHIGAN CONSOLIDATED GAS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended
	March 31
(in Millions)	2011	2010
Operating Revenues	$680	$745

Operating Expenses
Cost of gas	399	458
Operation and maintenance	101	108
Depreciation and amortization	22	26
Taxes other than income	17	16

	539	608

Operating Income	141	137

Other (Income) and Deductions
Interest expense	16	17
Interest income	(2)	(2)
Other income	(2)	(2)
Other expenses	1	1

	13	14

Income Before Income Taxes	128	123

Income Tax Provision	46	44

Net Income	$82	$79

DTE Energy Debt/Equity Calculation
As of March 31, 2011
($ millions)

Short-term borrowings	$—
Current portion of long-term debt, including capital leases	899
Mortgage bonds, notes and other	6,129
Securitization bonds, excluding current portion	559
Capital lease obligations	38
Other adjustments	321
less Securitization bonds, including current portion	(717)
50% Trust preferred-linked securities	144

Total debt	7,373

50% Trust preferred-linked securities	144

Total preferred/ other	144

Equity	6,793

Total capitalization	$14,310

Debt	52%
Preferred	1%
Common shareholders’ equity	47%

Total	100%

Sales Analysis — Q1 2011
Electric Sales — Detroit Edison Service Area (GWh)

	Q1 2011	Q1 2010	% Change
Residential	3,889	3,665	6%
Commercial	3,993	3,942	1%
Industrial	2,341	2,475	-5%
Other	798	802	0%

	11,021	10,884	1%
Choice	1,302	1,103	18%

TOTAL SALES	12,323	11,987	3%

Electric Revenue — Detroit Edison Service Area ($000s)

	Q1 2011	Q1 2010	% Change
Residential	519,437	467,973	11%
Commercial	395,706	385,170	3%
Industrial	164,301	160,679	2%
Other	48,712	45,757	6%

	1,128,156	1,059,579	6%

Choice	26,034	25,728	1%

TOTAL REVENUES	1,154,191	1,085,307	6%

Gas Sales — MichCon Service Area (MMcf)

	Q1 2011	Q1 2010	% Change
Residential	47,659	43,157	10%
Commercial	12,503	12,075	4%
Industrial	299	216	38%

	60,461	55,448	9%

End User Transportation*	51,724	43,953	18%

TOTAL SALES	112,185	99,401	13%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	Q1 2011	Q1 2010	% Change
Residential	443,274	474,263	-7%
Commercial	113,370	131,897	-14%
Industrial	2,512	2,359	7%

	559,157	608,518	-8%

End User Transportation*	81,232	76,993	6%

TOTAL REVENUES	640,389	685,511	-7%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	Q1 2011	Q1 2010	% Change
Actuals	—	—	N/A
Normal	—	—

Deviation from normal	N/A	N/A
Heating Degree Days
MichCon service territory

	Q1 2011	Q1 2010	% Change
Actuals	3,451	3,040	14%
Normal	3,213	3,309

Deviation from normal	7%	-8%
Earnings Impact of Weather
Variance from normal weather ($millions, after-tax)

	Q1 2011	Q1 2010
MichCon	9	(8	) Colder weather increased MichCon’s earnings by $9M Q1 2011.

Detroit Edison Temperature Normal Sales Analysis — Q1 2011
Temperature Normal Electric Sales — Detroit Edison
Service Area (GWh)

	Q1 2011	Q1 2010	% Change
Residential	3,783	3,762	1%
Commercial	3,993	3,949	1%
Industrial	2,341	2,475	-5%
Other	798	801	0%

	10,915	10,987	-1%

Choice	1,302	1,104	18%

TOTAL SALES	12,217	12,092	1%

Temperature Normal Electric Sales — Detroit Edison
Service Area (Includes Electric Choice) (GWh)

	Q1 2011	Q1 2010	% Change
Residential	3,783	3,762	1%
Commercial	4,778	4,719	1%
Industrial	2,858	2,809	2%
Other	798	801	0%

TOTAL SALES	12,217	12,092	1%